Exhibit 99.1

Caesars Entertainment

Safe Harbor Statement “Company”) Certain information constitutes in this forward presentation -looking and information discussed within by management the meaning of of Caesars the Private Entertainment Securities Litigation Corporation Reform (“CEC” Act of or 1995 the . You can “will,” identify “may,” these “project”, statements “expect”, by the “anticipate” fact that or they the do negative not relate or other strictly variations to historical thereof or current or comparable facts and by terminology the use of . In words particular, such as Entertainment they include statements Operating relating Company, to, among Inc. (“CEOC”), other things, the merger the emergence (the “Merger”) from bankruptcy of CEC with (the Caesars “Emergence”) Acquisition of Company Caesars (“CAC”), future actions that may be taken by CEC and others with respect thereto and projected results of operations. uncertainties You are cautioned that cannot that forward be predicted -looking or statements quantified are and, not consequently, guarantees of the future actual performance performance or results and results and involve of CEC risks may and differ to, materially the following from those factors, expressed as well as or other implied factors by the described forward- looking from time statements to time in . Such our reports risks and filed uncertainties with the SEC: include, CEC’s but and are CEOC’s not limited ability ability (or (or inability) inability) to to meet satisfy any the milestones conditions or to other the effectiveness conditions set of forth the Third in their Amended restructuring Joint support Plan of Reorganization agreements, CEC’s of CEOC and and CEOC’s its conditions Chapter 11 and debtor competitive, subsidiaries, legal, other governmental risks associated and with technological the CEOC restructuring factors. There and is no related assurance litigation, that the industry Company’s and economic expectations will be realized. All advised forward that -looking developments statements subsequent in this presentation to this presentation are based are on likely current to expectations cause this information and projections to become about outdated future events with the . Please be passage should circumstances of time. The Company change, except assumes as no otherwise obligation required to update by securities any forward and- other looking applicable information laws contained . in this presentation 2

Important Additional Information

Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CEC and Caesars Acquisition Company ("CAC"), as subsequently amended on February 20, 2017 (as amended, the "Merger Agreement"), among other things, CAC will merge with and into CEC, with CEC as the surviving company (the "Merger"). In connection with the Merger, CEC and CAC filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. The registration statement was declared effective on June 23, 2017. A definitive joint proxy statement/prospectus was mailed to stockholders of CEC and CAC on or about June 23, 2017. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC's website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com).

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

CEC, CAC and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from CEC and CAC stockholders in favor of the business combination transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CEC and CAC stockholders in connection with the proposed business combination transaction is set forth in the definitive joint proxy statement/prospectus filed with the SEC on June 23, 2017 and Amendment No. 1 to the Annual Report on Form 10-K for CAC's fiscal year ended December 31, 2016, filed on March 31, 2017, respectively. You can obtain free copies of these documents from CEC and CAC in the manner set forth above.

3

Use of Non-GAAP Measures The following non-GAAP measures will be used in the presentation and discussed at the conference at which these materials will be presented: jAdjusted EBITDA and Adjusted EBITDA Margin jProperty EBITDA jFree Cash Flow jCEC + CEOC, or enterprise-wide financial measures Definitions of these non-GAAP measures, reconciliations to their nearest GAAP measures, and the reasons management believes these measures provide useful information for investors, can be found in the Appendix to this presentation. 4

Important Information About Presentation of Results On January 15, 2015, Caesars Entertainment Operating Company, Inc. (“CEOC”) filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code, resulting in the deconsolidation of CEOC from CEC’s operating results effective as of such date. As such, amounts presented in this presentation exclude the operating results of CEOC subsequent to January 15, 2015, unless otherwise stated, and analysis of our operating results in this presentation include those components that remain in the consolidated CEC entity subsequent to the deconsolidation of CEOC. “Continuing CEC” represents Caesars Entertainment Resort Properties, LLC (“CERP”), Caesars Growth Partners, LLC (“CGP”) and the associated parent company and elimination adjustments that represent the current CEC consolidated structure. Through June 30, 2016, we aggregated the operating segments within CGP into two separate reportable segments: CGP Casino Properties and Interactive Entertainment. On September 23, 2016, Caesars Interactive Entertainment, LLC (“CIE”) sold its social and mobile games business (the “SMG Business”) for cash consideration of $4.4 billion, subject to customary purchase price adjustments, and retained only its World Series of Poker (“WSOP”) and regulated online real money gaming businesses. The SMG Business represented the majority of CIE’s operations and is being classified as a discontinued operation for all periods presented effective in the third quarter of 2016. After excluding the SMG Business from CIE’s continuing operations, CIE is no longer considered a separate reportable segment from CGP Casinos based on management’s view. Therefore, CGP Casinos and CIE have been combined for all periods presented to form the CGP segment. Unless otherwise specified, references to “Caesars”, “our” or “enterprise wide” refer to Continuing CEC and CEOC. However, we are also providing certain supplemental information as if we had continued to consolidate CEOC throughout the first quarter of 2017. This information includes both stand-alone CEOC financials, and certain financial information for CEC as if CEOC remained a consolidated entity. This information within this presentation may be different from CEOC’s standalone results separately provided due to immaterial adjustments, rounding, and basis of presentation differences. CEC has committed to a material amount of payments to support CEOC’s restructuring, which would result in the reacquisition of CEOC’s operations if the restructuring is made on terms consistent with the current Restructuring Support Agreements to which CEC is a party (“RSAs”) and the Third Amended Joint Plan of Reorganization confirmed by the bankruptcy court on January 17, 2017 (the “Plan”). In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of the entire “Caesars” enterprise, including CEOC and consistent with the management services provided across the system’s properties. This supplemental information is non-GAAP. It is not preferable to GAAP results but is used by management as an analytical tool to assess the results of all properties owned, managed or branded by a Caesars entity, regardless of consolidation. Additionally, the results are not necessarily indicative of future performance or of the results that would be reported should the reorganization of CEOC contemplated by the RSAs and the Plan be successfully completed. 5

Important Information About Projections The projections contained in this presentation represent projections for the CEC entity post-Merger and Emergence, or “New CEC” (the “New CEC Projections”). Upon the request of CEC and CAC, Caesars Enterprise Services (“CES”) management and personnel that provide corporate and management services to CEC’s and CAC’s respective properties (“CES Management”) prepared and developed the New CEC Projections, with input from CEC, CEOC, CAC, and others, as applicable, during the annual budgeting cycle in late 2016 and are consistent with the 2017 annual plan and corresponding long range plan. The New CEC Projections do not incorporate any impact or adjustments to projections based on current 2017 year-todate performance. Additionally, the New CEC Projections reflect CES Management’s judgment (at the time the projections were prepared) of future operating and business conditions, which are subject to change. Although CES Management believes its assumptions to be reasonable, it is important to note that CEC and CAC can provide no assurance that such assumptions will be realized. Projections include a range of outcomes by their nature. The New CEC Projections were prepared to include projections that CES Management believed, at the time of preparation in 2017, to be the most likely case. CEC and CAC have not included nor does CEC or CAC anticipate including the associated ranges. The New CEC Projections include certain information that represents non-GAAP measures. CEC and CAC are unable to reconcile Adjusted EBITDAR, which is a forward-looking non-GAAP measure, to its nearest GAAP measure because the nearest GAAP financial measure is not accessible on a forward-looking basis, as described further below. The New CEC Projections did not include, among other things, the following material items: • Fair Value adjustments and the related income statement effects required as a result of the reacquisition of CEOC and its consolidation by CEC subsequent to CEOC’s Emergence from bankruptcy; • The effect of the adoption of ASU 2014-09, Revenue from Contracts With Customers (Topic 606), which CEC is required to adopt by January 1, 2018; • The effect of the adoption of ASU 2016-02, Leases (Topic 842), which CEC is required to adopt by January 1, 2019; • Depreciation expense on a GAAP basis as the New CEC Projections are prepared at a much higher level than GAAP would prescribe; • Stock compensation expense as the New CEC Projections do not include expected future grants; and • Adjustments that may be required if future changes are made to consolidation conclusions. Because the items noted above are expected to have a material effect on the GAAP results, the nearest GAAP financial measure, Net Income, is unavailable without an unreasonable effort. Although presented with numerical specificity, the New CEC Projections reflect numerous assumptions and estimates as to future events made by CES Management. The long range projections assume organic top line growth of 2.0%—3.0% across the New CEC portfolio, 1.75% per annum fixed cost increases, and renovation of hotel room product at many of CEC’s properties during the forecast period. Although acquisitions, divestitures, and development prospects are regularly evaluated by CEC and CAC, the New CEC Projections do not include any costs or contributions from these inorganic opportunities due to the speculative nature of such prospects. 6

Important Information About Projections (continued) The New CEC Projections included in this presentation are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this information are cautioned not to place undue reliance thereon. Neither CEC’s independent auditors nor any other independent accountants have compiled, examined, or performed any procedures with respect to the New CEC Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the New CEC Projections. The assumptions and estimates underlying the projected financial information are inherently uncertain and, though considered reasonable by CES Management as of the date of the projected financial information’s preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the New CEC Projections. Accordingly, there can be no assurance that the New CEC Projections are indicative of the future performance of CEC or that actual results will not differ materially from those presented in the New CEC Projections. Inclusion of the New CEC Projections in this presentation should not be regarded as a representation by any person that the results contained in the New CEC Projections will be achieved. 7

About Caesars Value Proposition Our Transformation 8

Largest Gaming & Entertainment Company In The U.S. $8.4B >1.7M >2.8M >50M >100M 47 30 >65,000 >34,000 >49,000 >4,000 ~8,500 ~1.6M >600 >15,700 2016 TOTAL NET REVENUES SQ FT OF LEEDS CERTIFIED BUILDINGS SQ FT OF CONVENTION AND RETAIL SPACE SQ FT OF CASINO SPACE WORLDWIDE BARS, RESTAURANTS & CLUBS AT OUR U.S. PROPERTIES LIVE ENTERTAINMENT SHOWS PER YEAR GREEN KEY ECO-RATED PROPERTIES IN N.A. CONVENTIONS/ MEETINGS PER YEAR HOTEL ROOMS & SUITES WORLDWIDE SLOT MACHINES WORLDWIDE TABLE GAMES WORLDWIDE TOTAL REWARDS MEMBERS EMPLOYEES GUEST VISITS PER YEAR CASINOS IN 5 COUNTRIES jManage 47 casino properties across 13 states and 5 countries j#1 or #2 share position in most markets jIndustry’s first loyalty program, Total Rewards j#1 theater venue in U.S. j#3 live entertainment promoter worldwide jStrong portfolio of widely recognized brands 9

Diversified Business with Significant Presence in Las Vegas 2016 REVENUE B Y V E R T I C A L 2016 PROPERTY REVENUE B Y G E O G R A P H Y Note: All information is displayed on an enterprise wide basis, which is defined as CEC + CEOC 1. Other includes items such as our managed revenue and international properties. 58% GAMING 15% HOTEL 16% FOOD & BEVERAGE 11% ENTERTAINMENT & OTHER 44% L A S VEGAS 48% NON DOMESTIC 8% OTHER1 $8.4 BILLION 10

Strong Portfolio of Brands MARQUEE GLOBAL BRANDS LAS VEGAS BRANDS DIGITAL ENTERTAINMENT 11 Note: Nobu and Planet Hollywood are owned by other entities and licensed to Caesars.

First-Class Hospitality Assets that Appeal to a Broad Customer Base 12

Our Transformation Value Proposition About Caesars 13

CAESARS ENTERTAINMENT

Delivering Strong Performance

ENTERPRISE WIDE FINANCIAL & OPERATIONAL HIGHLIGHTS[1]

+$756 M
ADJUSTED EBITDA IMPROVEMENT

+800 bps
ADJUSTED EBITDA MARGIN

+$2 B
AGGREGATE CAPITAL DEPLOYED

~$16 B
EXPECTED REDUCTION IN DEBT[2]

+1.4%
MARKET SHARE IN LAS VEGAS[3]

+13%
CAGR LAS VEGAS CASH ADR

Note: All information is displayed on an enterprise wide basis, which is defined as CEC + CEOC; Reflects sale of CIE SMG business.
1. Metrics measure change from 2014 to Q1 2017 TTM.
2. Reduction in financial debt is enterprise wide total $25.6 billion less $9.6 billion upon emergence, not adjusted for lease liability.
3. Defined as net revenue market share.

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Transformational Financial Execution 40.0% 44.9% FY14 GAMING Q1 FY17 LTM 53.6% 53.7% FY14 FOOD & BEVERAGE 73.9% 75.2% FY14 HOTEL 18.4% 26.4% FY14 Q1 FY17 LTM Q1A Q1 FY17 LTM Q1 FY17 LTM FY13 FY14 FY15 FY16 FY17 Q4A Q1A Q2A Q3A Q4A Q1A Q2A Q3A Q4A Q1A Q2A Q3A Q4A $1,742 $1,657 $1,614 $1,521 $1,462 $1,597 $1,765 $1,934 $2,084 $2,131 $2,161 $2,148 $2,210 $2,218 +490 bps +13 bps +130 bps +800 bps C H A P T E R 1 1 F I L I N G +52% RECOVERY -16% DECLINE 40.0% 44.9% FY14 GAMING Q1 FY17 LTM 53.6% 53.7% FY14 FOOD & BEVERAGE 73.9% 75.2% FY14 HOTEL 18.4% 26.4% FY14 Q1 FY17 LTM Q1A Q1 FY17 LTM Q1 FY17 LTM FY13 FY14 FY15 FY16 FY17 Q4A Q1A Q2A Q3A Q4A Q1A Q2A Q3A Q4A Q1A Q2A Q3A Q4A $1,742 $1,657 $1,614 $1,521 $1,462 $1,597 $1,765 $1,934 $2,084 $2,131 $2,161 $2,148 $2,210 $2,218 +490 bps +13 bps +130 bps +800 bps C H A P T E R 1 1 F I L I N G +52% RECOVERY -16% DECLINE FY14 GAMING Q1 FY17 LTM FY14 FOOD & BEVERAGE FY14 HOTEL FY14 Q1 FY17 LTM Q1A Q1 FY17 LTM Q1 FY17 LTM FY13 FY14 FY15 FY16 FY17 Q4A Q1A Q2A Q3A Q4A Q1A Q2A Q3A Q4A Q1A Q2A Q3A Q4A +490 bps +13 bps +130 bps +800 bps C H A P T E R 1 1 F I L I N G +52% RECOVERY -16% DECLINE WIDE OPERATING MARGIN B Y B U S I N E S S L I N E ROLLING WIDE LTM EBITDA $ M I L L I O N S WIDE ADJUSTED EBITDA MARGIN 15

S4 Projections & FY17 Commentary

2018-2021 PROJECTIONS REMAIN UNCHANGED 2Q-17 COMMENTS

NET REVENUE1 From an enterprise-wide perspective, we expect $ MILLIONS $9.5 to face headwinds of $20 million due to $9.0 $9.2 favorable hold in 2Q-16, as well as inflationary cost $8.7 pressures, including salary and benefits, and increased competitive impact to our Baltimore $8.4 property We also expect ongoing room renovations across our hotel portfolio will result in greater inventory disruptions this year

2017 2018 2019 2020 2021

18,000 more room nights out of service EBITDAR1 estimated in 2Q-17 versus 2Q-16, implying an $ MILLIONS ~$5-10mm negative impact to EBITDA YoY $2.6 $2.7 These factors are reflected in our annual $2.4 $2.5 $2.2 projections, with an outsized impact in 2Q-17. At this time, we are estimating to beat 2017 projected EBITDAR by >$20mm In addition, we anticipate deconsolidating 2017 2018 2019 2020 2021 Horseshoe Baltimore from enterprise wide financials in 3Q-17. This impact is not reflected in 16 current S-4 projections

1. 2017 to 2021 projections per joint proxy statement / prospectus pages 289-292.

CORNERSTONES ACCELERATORS INVIGORATE Hospitality and loyalty marketing programs OPTIMIZE our network INVEST In Caesars infrastructure for long term value LEVERAGE prime real estate in master planning Las Vegas INSTITUTE A continuous improvement focused operating model CREATE the customer experience of the future INSPIRE A sales and performance culture operating model CAPITALIZE on strong online and mobile gaming strategies Our Strategic Architecture to Maximize Performance and Drive Value Creation 17

Strategic Architecture Initiatives on Track with Significant Progress Achieved in 2016 HOSPITALITY DATABASE GREW BY 3.1M CUSTOMERS 27% OF GUEST CHECK-INS COMPLETED AT KIOSKS FULL TIME EMPLOYEE PRODUCTIVITY IMPROVED BY 2.9% GREW +$100 CUSTOMER DATABASE 1.8% HOTEL ADJUSTED CASH REVENUE UP 8.4% 18

Value Proposition Our Transformation About Caesars 19

Caesars Entertainment Remains Well Placed to Create Value Strongest Loyalty Program in the Gaming Industry Significant Presence in Growing Network Expansion Opportunities Proven Management Execution Strong Free Cash Flow Profile 20

#1 50+ MILLION GAMING POSITION IN TOTAL REWARDS MEMBERS 21

Total Rewards Loyalty Program Enhances Customer Engagement and Consolidates Play FAIR SHARE ANALYSIS OF KEY LOCATIONS A C T U A L V S . “ E X P E C T E D ” R E V E N U E , Q 1 2 0 1 7 IMPACTS OF PARTICIPATING IN TOTAL REWARDS 1 2 M O N T H S P R I O R V S . 1 2 M O N T H S P O S T Note: “Fair Share” is defined as expected share of revenue based on number of units in the location; Data for , Indiana/Illinois, , New Orleans and NW Louisiana are based on gross gaming revenue; all other markets are based on net gaming revenue. Total Rewards properties capture more than their fair share of gaming revenues Total Rewards’ “network effect” can have powerful impacts on property performance 149%146% 145%137% 124% 118% 112% 112% 100% OTHER NEVADA NW LOUISIANA KANSAS CITY GULF COAST IOWA INDIANA/ ILLINOIS ATLANTIC CITY/ PHILADELPHIA LAS VEGAS NEW ORLEANS TUNICA EBITDA GROSS GAMING REVENUE RETAIL REVENUE F&B REVENUE PLANET HOLLYWOOD ACQUIRED 2009 FLAMINGO ACQUIRED 2006 232% 49% 23% 27% 14% 26% 19% 5% 86% “Fair Share” 100% 149%146% 145%137% 124% 118% 112% 112% 100% OTHER NEVADA NW LOUISIANA KANSAS CITY GULF COAST IOWA INDIANA/ ILLINOIS ATLANTIC CITY/ PHILADELPHIA LAS VEGAS NEW ORLEANS TUNICA EBITDA GROSS GAMING REVENUE RETAIL REVENUE F&B REVENUE PLANET HOLLYWOOD ACQUIRED 2009 FLAMINGO ACQUIRED 2006 232% 49% 23% 27% 14% 26% 19% 5% 86% “Fair Share” 100% 22

Invigorate Hospitality and Loyalty Marketing Programs to Profitably Grow the Database

CAESARS ENTERTAINMENT

- Focused on growing VIP, but opportunity still remains within lower spend segments
- Total Rewards members that engage in multiple touch-points spend more (email, TR App, TR Visa)
- Opportunity to expand active portion of the database through increased engagement strategy



TOTAL REWARDS®


VIP TOTAL REWARDS MEMBERS SPEND GROWTH
% CHANGE VS PRIOR COMPARABLE PERIOD
5%
7%
2016
Q1 2017

NOTE: VIP represents $400+ players.

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Growing Market Share and Capturing Pricing Upside in 24

Positioned to Take Advantage of Continued Growth in Las Vegas

LAS VEGAS FUNDAMENTALS ARE STRONG

2014 – 2016

- **+4%** VISITATION TO 42.9M
- **+10%** ROOM REVENUE
- **+11%** TOTAL DEPLANED AIR PASSENGERS
- **+21%** CONVENTION ATTENDEES

POST EMERGENCE, CZR WILL HAVE SIGNIFICANT LAS VEGAS EXPOSURE

2016 PROPERTY EBITDA

ADJUSTED FOR EXPECTED FULL-YEAR LEASE PAYMENT TO REIT[1]


66%
LAS VEGAS[2]
31%
NON-LAS VEGAS DOMESTIC[3]
3%
OTHER[4]

NOTE: Las Vegas market growth data sourced from the Las Vegas Convention and Visitor Authority "LVCVA".
1. Caesars pro-forma EBITDA post expected annual property lease/rent payments totaling $640 mm to the REIT in the year following emergence.
2. Las Vegas property EBITDA is less Caesars Palace Las Vegas expected annual rent of $165 million in the year following emergence.
3. Regional property EBITDA is less expected annual rent of $465 million in the year following emergence.
4. Other property EBITDA is less expected annual rent payment of $10 million for golf courses in the year following emergence.

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CZR Las Vegas Revenue has Outpaced the Peer Group Supported by Hotel Performance REVENUE GROWTH 2 0 1 4 – 2 0 1 6 CAESARS NET REVENUE $ M I L L I O N S +13.1% +3.7% -1.1% +6.9% CAESARS ENTERPRISE WIDE LVS WYNN MGM1 2014 2016 1,139 1,000 1,048 866 GAMING 2014 2016 HOTEL +21% GROWTH +14% GROWTH 1. MGM includes wholly-owned resorts. 26

Strong Revenue and Margin Profile 2016 NET REVENUE $ B I L L I O N S , L A S V E G A S P R O P E R T I E S EBITDA MARGINS L A S V E G A S P R O P E R T I E S $3.6 $5.5 $1.6 $1.5 CAESARS MGM1 WYNN LVS CAESARS2 MGM WYNN LVS 35% 30% 25% 20% 15% 2014 2015 2016 1. MGM includes wholly-owned resorts. 27 2. EBITDA margin presented on an enterprise Adjusted EBITDA basis.

Recapitalization of Hotel Room Product Offers Additional Hotel Revenue Upside CZR LAS VEGAS ADR RENOVATION TIMELINE C U M U L A T I V E R O O M S Strong Growth in CZR Las Vegas ADR Over the Past Four Years To Close Revenue Gap Through >15K Las Vegas Room Renovations Over the Next Five Years RENOVATED NON-RENOVATED2 2014 2015 2016 2017E 2018E- 2020E 25,000 20,000 15,000 10,000 5,000 0 CZR CASH ADR1 $92 $101 $119 $130 $140 $157 2012 2013 2014 2015 2016 CAESARS ADR 4 YEAR CAGR AVERAGE: ADR GAP MGM ADR +11% 9% 15% 32% 56% 88% 1. Cash ADR is without comp, MGM Las Vegas () ADR based on public filings. 28 2. Non-renovated defined as rooms not renovated since 2014.

Emergence Significantly Reduces Balance Sheet Leverage, Unlocking New Opportunities for Growth 29

Expand Distribution Network GLOBAL DEVELOPMENT REAL ESTATE DEVELOPMENT TRADITIONAL M&A BRANDING AND LICENSING 30

CAESARS ENTERTAINMENT

Optimize Network in Domestic and International Landscapes

Domestic Landscape

M&A TRANSACTIONS ANNOUNCED[1]



1
4
8
2014
2015
2016

M&A VOLUME[1]



$1.7
$1.3
$4.2
2014
2015
2016

- Active M&A environment in Gaming sector
- Resolution of bankruptcy and improved capital structure will enhance flexibility for M&A

International Landscape

SOUTH KOREA

Preliminary approval for foreigners-only destination

Project moving forward with new partnership signed in Q1 2017

CANADA

Participating in the RFP process

Existing experience in Windsor and familiar with regulations

JAPAN

Bidding environment values integrity, collaboration and partnerships, all CZR strengths

BRAZIL

Considering gaming legislation

Experience working in South America via Punta del Este joint venture

1. Source: Financial community research

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Asset Activation DEVELOP & MONETIZE UNDERUTILIZED ASSETS Real estate portfolio includes large undeveloped commercial scale properties adjacent to the strip ~7 acres IN FRONT OF PALACE ~39 acres ADJACENT TO THE LINQ ~50 acres ADJACENT TO BALLY’S, & PLANET HOLLYWOOD 32

Note: Change in EBITDA is on an enterprise wide basis, which is defined as CEC + CEOC, from 2014 to Q1 2017 LTM. Management Generated $756 Million of Incremental EBITDA While CEOC Operated in Bankruptcy 33

We Have Deployed a More Efficient Operating Model to Improve Performance

Significant operating enhancements and a culture of continuous improvement has delivered record marketing efficiency and strong margin gains

- Rollout of technology enhancements
- Centralization of functions and shared services
- Lean efficiency initiatives and process engineering
- Optimization of marketing programs



MARKETING SPEND AS A % OF NET REVENUE[1]
27%
23%
22%
2014
2015
2016
NET REVENUE PER FULL-TIME EMPLOYEE
$ THOUSANDS
+22%
$167
$194
$204
2014
2015
2016

1. Marketing spend includes reel rewards while excluding customer discounts and match play. Net revenue excludes reel rewards.

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Training and Engagement Initiatives Target Revenue Upside Inspire grown-ups to play by enhancing the guest experience 43,000 EMPLOYEES CERTIFIED IN PROPRIETARY SALES & SERVICE TRAINING ALL TIME HIGH CUSTOMER SERVICE AND NET PROMOTER SCORES ALL TIME HIGH EMPLOYEE SATISFACTION SCORE 35 Note: All figures presented are for 2016.

These Actions Have Resulted in Improved Revenue and Margins NET REVENUE $ M I L L I O N S ADJUSTED EBITDA & EBITDA MARGIN $ M I L L I O N S Wide (CEC + CEOC) Note: All information is displayed on an enterprise wide basis. 1. As CEC consolidated CEOC for the full year 2014, this represents US GAAP. 20141 Q1 2017 LTM $7,967 $8,391 $2,218 $1,462 +2.3% +20.4% 2014 Q1 2017 LTM CAGR CAGR 18.4% 26.4% +800 bps 20141 Q1 2017 LTM $7,967 $8,391 $2,218 $1,462 +2.3% +20.4% 2014 Q1 2017 LTM CAGR CAGR 18.4% 26.4% +800 bps 36

Significant for Continued Growth in Free Cash Flow Generation 37

CAESARS ENTERTAINMENT

Strong Free Cash Flow Generation

ENTERPRISE WIDE (CEC + CEOC) ILLUSTRATIVE FREE CASH FLOW

$ MILLIONS

Q1 2017 LTM Enterprise Wide Adjusted EBITDA [1]	**$2,218**
Less Steady State Capital Expenditure	425
Less Expected Lease Expense[2]	640
Less Expected Interest Expense[3]	637
Pro Forma Discretionary Free Cash Flow	**$516**

- Revenue initiatives and improved operating model has driven improvement in cash flow
- Cash flow expected to continue to improve as a result of other potential debt refinancings

Note: All information is displayed on an enterprise wide basis.

1. Enterprise wide Adjusted EBITDA figures exclude CIE SMG Business. See Appendix for Adjusted EBITDA reconciliation.
2. Expected lease expense which assumes $640 mm rent payment to the REIT in the year following emergence.
3. Interest Expense: CEC 2016 actual interest expense, pro forma for CGPH and CERP TL repricings plus new CEOC emergence debt of $1.2bn at L + 250 and CEC convert of $1.119bn at 5% interest rate.

38

Significantly Reduce Leverage and Cost of Capital Upon Emergence

New CEC Emergence Projected Credit Statistics


DEBT[1]
$ BILLIONS
$23.5
$14.7
WITH CAPITALIZED LEASE AND CONVERT
$8.5
BASE
2014
PROJECTED AT EMERGENCE
CAPITALIZED LEASE
CONVERT


NET LEVERAGE[1 2]
DEBT/ADJUSTED EBITDAR
14.0x
5.7x
WITH CAPITALIZED LEASE AND CONVERT[3]
4.2x
BASE[4]
2014
PROJECTED AT EMERGENCE
CAPITALIZED LEASE
CONVERT


FIXED CHARGES[5]
$ MILLIONS
$2,670
$1,277
$637
INTEREST EXPENSE
$640
RENT
2014
PROJECTED AT EMERGENCE

1. Reflects sale of CIE SMG business and includes capitalized lease obligation at emergence as referenced in the 8k filed June 5, 2017.
2. 2014 leverage based on debt as of December 31, 2014 and 2014 Adjusted EBITDA.
3. Projected net leverage at emergence with convert based on projected debt of $9.6 bn and capitalized lease obligation as referenced in the 8k filed June 5, 2017 & 2017 Adjusted EBITDA.
4. Projected net leverage at emergence without convert and capitalized lease obligation as referenced in the 8k filed June 5, 2017 based on projected debt of $14.7 bn less $1.1 bn projected convert less $5.1bn capitalized lease obligation & 2017 Adjusted EBITDA less projected annual rent payment of $640 mm to REIT in the year following emergence.
5. Fixed charges assume interest expense of: CEC 2016 actual interest expense, pro forma for CGPH and CERP TL repricings plus new CEOC emergence debt of$1.2bn at L + 250 and CEC convert of $1.119bn at 5% interest rate.

39

Opportunities to and CPGH Future Cost of Capital jCEOC’s bankruptcy process has limited our ability to take advantage of strong debt markets jCERP and CGPH term loans were repriced to levels at 2.5% and 2.25% lower, respectively, saving ~$98 million of annual interest jDifferential generates significant incremental cash flow jBonds at both entities remain mispriced relative to recent debt issued by peers LEVERAGE AND WEIGHTED AVERAGE COST OF DEBT 6.9% CERP CGPH 8% 7% 6% 5% 4% 3% 2% 1% 0% 8.0x 7.0x 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x 0.0x Leverage2 Weighted Avg Cost of Debt 6.6% CERP & CGPH Average Cost of Debt 4.28% Gaming HY Index Average Cost of Debt 1 5.8% 6.7x 5.7x 1. Source Bloomberg: 5/3/17 2. Leverage as of 3/31/17 LEVERAGE2 WEIGHTED AVG COST OF DEBT1 40

Projected Financial Information

NET REVENUE1 ADJUSTED EBITDA/EBITDAR1, 2

$ M I L L I O N S $ M I L L I O N S

+2.5%

CAGR +4. CAGR 2%

$9.5

$9.0 $9.2 $2.7

$8.4 $8.7 $2.6

$8.3 $8.4 $2.5

$8.0 $2.4

$2.2 $2.2

$2.1

$1.5

2014 2015 2016 2017 2018 2019 2020 2021 2014 2015 2016 2017 2018 2019 2020 2021

1. 2017 to 2021 projections per joint proxy statement / prospectus pages 289-292.

41 2. Adjusted EBITDA used for 2014 to 2016; Adjusted EBITDAR used for 2017 to 2021.

CAESARS ENTERTAINMENT

Organic Free Cash Flow Profile is Strong


FREE CASH FLOW PRE TAXES[1]
$ MILLIONS
$507
$694
$791
$940
2018
2019
2020
2021

1. Projections assume organic top line growth of 2.0%-3.0% across the portfolio, 1.75% per annum fixed cost increases, and renovation of hotel rooms at various Las Vegas properties. Projections include repricing of CGPH and CERP loans, all other debt assumed to remain at current terms.

Source: Management estimates

42

Strongest Loyalty Program in the Gaming Industry Significant Presence in Growing Network Expansion Opportunities Proven Management Execution Strong Free Cash Flow Profile Caesars Entertainment Remains Well Placed to Create Value 43

Appendix 44

Note: Simplified structure chart does not reflect the intermediate companies for each casino property. Caesars Operating Structure Post Emergence 1. Caesars Entertainment Resort Properties, LLC (“CERP”), Caesars Growth Partners, LLC (“CGP”), and Caesars Services, LLC (“CES”)” CES1 PUBLIC STOCKHOLDERS CZR New CEOC CERP1 CGP1 45

Reconciliation of Non-GAAP Information NOTES Because we deconsolidated CEOC upon its Chapter 11 filing we are also providing certain supplemental information as if we had continued to consolidate CEOC throughout the first quarter of 2017. This information includes both stand-alone CEOC financials and key metrics for the first quarter of 2017, and certain financial information for CEC as if CEOC remained a consolidated entity during the quarter. This information within this presentation may be different from CEOC’s standalone results separately provided due to immaterial adjustments, rounding, and basis of presentation differences. CEC has committed to a material amount of payments to support CEOC’s restructuring, which would result in the reacquisition of CEOC’s operations if the restructuring is made on terms consistent with the current Restructuring Support Agreements to which CEC is a party (“RSAs”) and the Third Amended Joint Plan of Reorganization confirmed by the bankruptcy court on January 17, 2017 (the “Plan”). In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of the entire “Caesars” enterprise, including CEOC and consistent with the management services provided across the system’s properties. j As a result of the above, “CEC” in the following reconciliations represents GAAP results for CEC as reported for the period ended March 31, 2017 and 2016. j As a result of the above, “CEC+CEOC” in the following reconciliations represents Non-GAAP results as it includes CEOC for both the 2016 and 2017 periods. 46

Reconciliation of Non-GAAP Information Adjusted EBITDA Q1 FY17 ADJUSTED EBITDA ($MILLIONS) (A) CEC includes elimination and other adjustments totaling $(6) and $(4) for the 2017 and 2016 periods, respectively. (B) CEC+CEOC includes elimination and other adjustments totaling $1 for the 2017 period. • Adjusted EBITDA information is separately reconciled to the nearest GAAP metric on the following slides. • CEC+CEOC and CEC EBITDA Margin information is provided for the reasons set forth on Appendix. CERP $- $100 $200 $300 $400 $500 $600 CGP CEC(A) CEOC CEC + CEOC (B) $171 $13 $109 $274 $276 $551 $6 $(8) $2 FY 2016 2017 CHANGE MARGIN PERCENT 31.3% +8.2%, 139bp 29.9% MARGIN PERCENT 25.9% +1.9%, 77bp 25.1% MARGIN PERCENT 28.5% +5.0%, 98bp 27.5% MARGIN PERCENT 24.7% -2.8% 18bp 24.5% MARGIN PERCENT 26.9% +1.1%, 64bp 26.3% $13 47

Reconciliation of Non-GAAP Information Net Revenue Q1 FY17 NET REVENUE ($MILLIONS) (A) CEC includes elimination and other adjustments totaling $(4) for both the 2017 and 2016 periods. (B) CEC + CEOC includes elimination and other adjustments totaling $(35) and $(36) for the 2017 and 2016 periods, respectively. CERP $(500) $ $500 $1,000 $1,500 $2,000 $2,500 CGP CEC CEOC CEC + CEOC (B) $18 $421 $546 $13 $1,118 $2,046 $(5) $(41) $(27) FY 2016 2017 CHANGE GROWTH PERCENT +3.4% GROWTH PERCENT -1.2% GROWTH PERCENT +1.4% GROWTH PERCENT -3.5% GROWTH PERCENT -1.3% $963 48

Reconciliation of Non-GAAP Information SUPPLEMENTAL INFORMATION Q1 FY17 49

Reconciliation of Non-GAAP Information SUPPLEMENTAL INFORMATION ROLLING LTM Historical 50

Reconciliation of Non-GAAP Information FREE CASH FLOW PROJECTIONS CZR WIDE ($ MILLIONS) AS OF MARCH 31, 2017 Assumptions ? The projections assume organic top line growth of 2.0%—3.0% across the portfolio, 1.75% per annum fixed cost increases, and renovation of hotel rooms at various properties. ? Although acquisitions, divestitures, and development prospects are regularly evaluated, the projections do not include any costs or contributions from these inorganic opportunities due to their speculative nature. ? Projections include repricing of CGPH and CERP loans. All other debt assumed to remain at current terms. Source: S4 filed March 13, 2017; CZR Public Filings; Lender Presentations, Management Estimates 2018 2019 2020 2021 Net Revenue $8,706 $8,961 $9,211 $9,457 Adjusted EBITDAR 2,367 2,492 2,603 2,712 PropCo Rent (641) (644) (648) (651) Capex (541) (466) (472) (427) Interest Expense (628) (638) (642) (644) Non-Operating (50) (50) (50) (50) Free Cash Flow $507 $694 $791 $940 5511

Notes To Non-GAAP Information Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash and other items as exhibited in the above reconciliation, and is presented as a supplemental measure of CEC’s performance. Management believes that Adjusted EBITDA provides investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of CEC. In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of CEC. Adjusted EBITDA Margin is the ratio of Adjusted EBITDA to Net Revenue and is presented for the same reasons as Adjusted EBITDA noted above. Because not all companies use identical calculations, the presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. (a) Primarily represents CEC’s estimated costs in connection with the restructuring of CEOC. (b) Amounts primarily represent costs incurred in connection with property openings and expansion projects at existing properties, costs associated with the development activities and reorganization activities, and/or recoveries associated with such items. (c) Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to the Company’s employees. (d) Amounts represent add-backs and deductions from EBITDA, permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with CEOC’s restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses. (e) Amounts include consolidating adjustments, eliminating adjustments and other adjustments to reconcile to consolidated CEC Property EBITDA and Adjusted EBITDA. 52

CAESARS ENTERTAINMENT